UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 15, 2009

Lehman ABS Corporation, on behalf of:

CORPORATE BACKED TRUST CERTIFICATES,

CNA FINANCIAL DEBENTURE-BACKED SERIES 2003-10 TRUST

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31723	13-3447441
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

Lehman ABS Corporation
1271 Avenue of the Americas, New York, New York		10020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Corporate Backed Trust Certificates, CNA Financial Debenture-Backed Series 2003-10 Trust, which we refer to herein as the “Trust,” was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee (the “Trustee”), as supplemented by the Series Supplement in respect of the Trust dated as of June 20, 2003.

The Registrant is a wholly-owned, indirect subsidiary of Lehman Brothers Holdings Inc. (“LBHI”), which filed a voluntary petition (the “Petition”) for relief under Chapter 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York on September 15, 2008 in a jointly administered proceeding named In re Lehman Brothers Holdings Inc., et. al. under Case Number 08-13555. LBHI and its wholly-owned broker-dealer, Lehman Brothers Inc., have sold since September 15, 2008 significant businesses, including the sale on September 21, 2008 of the investment banking business to Barclays Capital Inc., which business included the employees who historically conducted the Registrant’s business. As a result of the foregoing, the Registrant discontinued its securitization business and the individuals previously involved in such securitization business are no longer employed by the Registrant’s affiliates and, accordingly, the Registrant was unable to timely file this Current Report on Form 8-K.

Item 8.01. OTHER EVENTS

On May 15, 2009, distribution was made to the holders of the certificates issued by the Trust.  Specific information with respect to the distribution is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

CNA Financial Corporation, the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  For information on CNA Financial Corporation please see its periodic and current reports filed with the Securities and Exchange Commission (the “Commission”) under CNA Financial Corporation’s Exchange Act file number, 001-05823.  The Commission maintains a site on the World Wide Web at “http://www.sec.gov” at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or “EDGAR.”  Periodic and current reports and other information required to be filed pursuant to the Exchange Act by CNA Financial Corporation may be accessed on this site.  Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein.  Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports.  There can be no assurance that events affecting the issuer of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)                    The following exhibit is filed as part of this report:

99.1	Trustee’s Distribution Statement to the Corporate Backed Trust Certificates, CNA Financial Debenture-Backed Series 2003-10 Certificate Holders for the period ending May 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  In preparing this report the Registrant has relied upon the attached Distribution Statement provided to it by the Trustee.

Date:  July 21, 2009

Lehman ABS Corporation

By:	/s/ William Fox
Name:	William Fox
Title:	Chief Financial Officer,
Controller and Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Trustee’s Distribution Statement to the Corporate Backed Trust Certificates, CNA Financial Debenture-Backed Series 2003-10 Certificate Holders for the period ending May 15, 2009